UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

BTC DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42873	98-1816717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 703-4396

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	BDCIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BDCI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share	BDCIW	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On October 1, 2025, BTC Development Corp. (the “Company”) consummated the sale of 25,300,000 units (the “Units”) in its initial public offering (the “IPO”), including the exercise in full by the underwriters of an option to purchase up to 3,300,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-fourth of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on August 19, 2025 (File No. 333-289705).

On October 1, 2025, simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 760,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $7,600,000. 173,250 Placement Units were purchased by Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, 74,250 Placement Units were purchased by Keefe, Bruyette & Woods, Inc. and 512,500 Placement Units were purchased by one of the Company’s sponsors, BTC Development Sponsor LLC.

A total of $253,000,000 of the net proceeds from the IPO and the Private Placement (which includes $10,780,000 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of October 1, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited balance sheet of the Company as of October 1, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2025	BTC DEVELOPMENT CORP.

	By:	/s/ R. Maxwell Smeal
	Name:	R. Maxwell Smeal
	Title:	Chief Financial Officer and Secretary

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